Exhibit 10.1.2

EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT

(Cash Flow)

dated as of

September 25, 2007

among

BIOMET, INC.,

as the Borrower

LVB ACQUISITION, INC.,

as Holdings

CERTAIN SUBSIDIARIES OF BIOMET, INC.

IDENTIFIED HEREIN

and

BANK OF AMERICA, N.A.,

as Administrative Agent

i

ANNEX A	List of Credit Parties

Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Commercial Tort Claims

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Perfection Certificate
EXHIBIT III	Form of Patent Security Agreement
EXHIBIT IV	Form of Trademark Security Agreement
EXHIBIT V	Form of Copyright Security Agreement

ii

PLEDGE AND SECURITY AGREEMENT dated as of September 25, 2007 among LVB ACQUISITION, INC., a Delaware corporation (“Holdings”), BIOMET, INC., an Indiana corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as administrative agent for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of September 25, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each of Holdings and each Subsidiary party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., as Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereunder.

“Agreement” means this Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Claiming Party” has the meaning assigned to such term in Section 5.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Contributing Party” has the meaning assigned to such term in Section 5.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO or any foreign equivalent office.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Assets” means:

(a) any Securitization Assets (for so long as such assets are subject to a Qualified Securitization Financing);

(b) any motor vehicles and other assets subject to certificates of title;

(c) assets owned by any Grantor on the date hereof or hereafter acquired that are subject to a Lien of the type described in Section 7.01(i) of the Credit Agreement that is permitted to be incurred pursuant to the provisions of the Credit Agreement if and to the extent that the contract or other agreement pursuant to which such Lien is granted (or the documentation relating thereto) validly prohibits the creation of any other Lien on such asset;

(d) any assets or properties that are acquired pursuant to a Permitted Acquisition (or that are owned by a Subsidiary acquired pursuant to a Permitted Acquisition), so long as such assets or properties are subject to a Lien permitted by Section 7.01(p) of the Credit Agreement and solely to the extent that the terms of the agreements relating to such Lien prohibit the security interest under this Agreement from attaching to such assets or properties, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition;

(e) any Intellectual Property to the extent that the attachment of the security interest of this Agreement thereto would result in the forfeiture of the Grantors’ rights in such property including, without limitation, any Trademark applications filed in the USPTO on the basis of such Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(f) any rights of a Grantor arising under any contract, lease, instrument, license or other document to the extent that and only for so long as the grant of a security interest therein would (x) constitute a violation or abandonment of, or render unenforceable, a valid and enforceable restriction in respect of such rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority (for the avoidance of doubt, the restrictions described herein shall not include negative pledges or similar undertakings in favor of a lender or other financial counterparty), or (y) expressly give any other party in respect of any such contract, lease, instrument, license or other document, the right to terminate its obligations thereunder, provided, however, that the limitation set forth in this clause (h) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity and provided, further, that, at such time as the condition causing the conditions in subclauses (x) and (y) of this clause (h) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, license or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, license or other document, or to the extent severable, to any portion thereof that does not result in any of the conditions in (x) or (y) above;

(g) any assets to the extent and for so long as the pledge of which is prohibited by law and such prohibition is not overridden by the Uniform Commercial Code or other applicable law; and

(h) any asset with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a security interest in such asset is excessive in view of the benefits to be obtained by the Lenders.

“Excluded Security” means

(a) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary;

(b) any Equity Interests of any Unrestricted Subsidiary (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Credit Agreement);

(c) any interest in a joint venture or non-wholly owned Restricted Subsidiary to the extent and for so long as the attachment of the security interest created hereby therein would violate any joint venture agreement, organization document, shareholders agreement or equivalent agreement relating to such joint venture or non-wholly owned Restricted Subsidiary;

(d) any Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition that are subject to a Lien permitted by Section 7.01(v) the Credit Agreement, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition;

(e) any shares of stock or debt to the extent and for so long as the pledge of which is prohibited by law and such prohibition is not overridden by applicable law; and;

(f) any Equity Interests of any Subsidiary with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a pledge of such Equity Interests is excessive in view of the benefits to be obtained by the Lenders.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means each of Holdings, the Borrower and each Guarantor.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, the intellectual property rights in software and databases and related documentation and all additions, improvements and accessions to, and books and records describing any of the foregoing.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“Investment Property” has the meaning specified in Article 9 of the New York UCC, but shall not include any Pledged Collateral.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Loan Documents” means (a) each Loan Document as defined under the Credit Agreement, (b) each Secured Hedge Agreement entered into with a Hedge Bank, and (c) each agreement governing Cash Management Services entered into with a Cash Management Bank.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters Patent of the United States or the equivalent thereof in any other country in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the USPTO or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and as amended, updated, modified or supplemented from time to time, and duly executed as of the Closing Date, and as of any subsequent delivery date as required pursuant to the Loan Documents, by the chief financial officer or the chief legal officer of the Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, including the Guaranty, each Grantor hereby pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (i) all Equity Interests held by it and listed on Schedule I and any other Equity Interests obtained in the future by such Grantor and, to the extent certificated, the certificates representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include any Excluded Security; (ii) the debt securities owned by it and listed opposite the name of such Grantor on Schedule I, any debt securities obtained in the future by such Grantor and the promissory notes and any other instruments evidencing any debt (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Security; (iii) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (iv) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), and (iii) above; and (v) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”); provided, however, that in no event shall Pledged Collateral include any Investment Property with respect to which a Grantor is treated as having a “security entitlement” within the meaning of Article 8 of any applicable Uniform Commercial Code, such Investment Property being “Article 9 Collateral” pursuant to Section 3.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered as promptly as practicable (and in any event, within 45 days after the date of acquisition thereof and, with respect to the Pledged Equity of Biomet Orthopaedic Limited, Ortopedica Biomet Costa Rica and Zhejiang Biomet Medical Products Co. Ltd., within 45 days after the Closing Date or, in each case such longer period as to which the Administrative Agent may agree in its reasonable discretion) to the Administrative Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Grantor will cause (i) any Indebtedness for borrowed money owed to such Grantor by any Person (other than intercompany Indebtedness between Credit Parties and intercompany Indebtedness referred to in the following clause (ii)) having an aggregate principal amount in excess of the Dollar Amount of $10,000,000, to be evidenced by a duly executed promissory note and (ii) any intercompany Indebtedness made by such Grantor to a Non-Loan Party to be evidenced by (x) a duly executed global promissory note to which such Non-Loan Party is a signatory, or (y) at the option of the Grantor, to the extent such Indebtedness is in an aggregate principal amount in excess of the Dollar Amount of $20,000,000, a duly executed promissory note; in each case (i) and (ii) that is delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment or transfer duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. Holdings and the Borrower jointly and severally represent, warrant and covenant, as to themselves and the other Grantors, to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of Holdings’ and the Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of Holdings’ and the Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations, to the extent such perfection is governed by the Uniform Commercial Code; and

(h) the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not include in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code, or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, each such certificate shall be delivered to the Administrative Agent, pursuant to Section 2.02(a) and such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof.

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing, (a) the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent, and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided, that the Administrative Agent shall give the Borrower prior notice of its intent to exercise such rights.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner, except as may be permitted under this Agreement, the Credit Agreement or the other Loan Documents, that would materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash (and non-cash equivalent) dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 hereof. After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights at the discretion of the Administrative Agent. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06.

(d) Any notice given by the Administrative Agent to the Borrower suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, including the Guaranty, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Commercial Tort Claims listed on Schedule II hereto;

(iv) all Deposit Accounts;

(v) all Documents;

(vi) all Equipment;

(vii) all Fixtures;

(viii) all General Intangibles;

(ix) all Goods;

(x) all Instruments;

(xi) all Inventory;

(xii) all Investment Property;

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Asset or any Excluded Security.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Administrative Agent is authorized to file with the USPTO or the USCO (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Administrative Agent as secured party.

(e) Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required to enter into any deposit account control agreement or, except as provided in Section 3.04(b), securities account control agreement with respect to any deposit account or securities account, except for such deposit accounts or securities accounts for which Grantors have entered into an account control agreement pursuant to any ABL Facility Documentation, as may be permissible under the Intercreditor Agreement.

SECTION 3.02. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The information set forth in the Perfection Certificate, including the legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes an Excluded Asset) and United States registered Copyrights, respectively, have been delivered to the Administrative Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, as may be necessary to establish a valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions under the Federal intellectual property laws, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed by any Grantor after the date hereof, (ii) as may be required under the laws of jurisdictions outside the United States with respect to Article 9 Collateral created under such laws, and (iii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations; (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction and (iii) subject to the filings described in Section 3.02(c), a perfected security interest in all Intellectual Property in which a security interest may be perfected upon the receipt and recording of fully executed short-form Intellectual Property Security Agreements with the USPTO and the USCO, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (1) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (2) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or any other applicable United States laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 3.03. Covenants. (a) The Borrower agrees promptly (and in any event within 45 days of such change) to notify the Administrative Agent in writing of any change in (i) legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor, (iii) the jurisdiction of organization of any Grantor, or (iv) the chief executive office of any Grantor.

(b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Borrower shall deliver to the Administrative Agent an updated Perfection Certificate executed by the chief financial officer or the chief legal officer of each of Holdings and the Borrower, setting forth any information required therein that has changed or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(b) and certifying that all UCC financing statements, Intellectual Property Security Agreements and other appropriate filings, recordings or registrations have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction necessary to protect and perfect the Security Interests and Liens in the United States under this Agreement for a period of not less than 12 months after the date of such certificate (unless and except as noted therein with respect to any continuation statements to be filed within such period).

(c) The Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(d) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, Grantors shall not be obligated to reimburse the Administrative Agent with respect to any Intellectual Property Collateral which any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 3.03(g)(iv). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the other Loan Documents.

(e) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person, the value of which is in excess of $10,000,000, to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(f) If any Grantor shall at any time hold or acquire a Commercial Tort Claim with a value in excess of $10,000,000 and for which such Grantor (or predecessor in interest) has filed a complaint in a court of competent jurisdiction, such Grantor shall promptly notify the Administrative Agent in writing signed by such Grantor of the brief details thereof and grant to the Administrative Agent a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement pursuant to a document in form and substance reasonably satisfactory to the Administrative Agent.

(g) Intellectual Property Covenants.

(i) Other than to the extent not prohibited herein or in the Credit Agreement, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor.

(ii) Other than to the extent not prohibited herein or in the Credit Agreement, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(iii) Other than to the extent not prohibited herein or in the Credit Agreement, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv) Nothing in this Agreement or any other Loan Document prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property Collateral to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Article 9 Collateral (excluding checks) or Chattel Paper, and evidencing an amount in excess of $10,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith, and in any event within 45 days after the acquisition thereof, endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, following the occurrence of an Event of Default (about which such Grantor shall promptly notify the Administrative Agent) and, at the Administrative Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Administrative Agent to become the registered owner of such securities. If any securities, whether certificated or uncertificated, or other investment property are held by any Grantor or its nominee through a securities intermediary or commodity intermediary, following the occurrence of an Event of Default, such Grantor shall immediately notify the Administrative Agent thereof and at the Administrative Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent shall either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Administrative Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of financial assets or other Investment Property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Administrative Agent is the securities intermediary.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such occupancy; (iii) declare the entire right, title, and interest of such Grantor in each of the Patents, Trademarks, domain names and Copyrights vested in the Administrative Agent for the benefit of the Secured Parties (in which event such right, title, and interest shall immediately vest in the Administrative Agent for the benefit of the Secured Parties, and the Administrative Agent shall be entitled to exercise the power of attorney referred to below in Section 4.03 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency); (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such exercise; and (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. (a) The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement.

(b) The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(c) In making the determinations and allocations required by this Section 4.02, the Administrative Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it.

SECTION 4.03. Grant of License to Use Intellectual Property; Power of Attorney. For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon prior written request by the Administrative Agent at any time after and during the continuance of an Event of Default, grant to the Administrative Agent a non-exclusive, royalty-free, limited license (until the termination or cure of the Event of Default) to use, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only during the continuation of an Event of Default. Furthermore, each Grantor hereby grants to the Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the USPTO or the USCO in order to effect an absolute assignment of all right, title and interest in each Patent, Trademark or Copyright, and to record the same.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), the Borrower agrees that, in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an Obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Grantor (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event assets of any other Grantor shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party, and such other Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.15, the date of the Security Agreement Supplement hereto executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 5.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Agreement.

SECTION 6.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any L/C Issuer or any other Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the L/C Issuers and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 6.03. Administrative Agent’s Fees and Expenses. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor.

SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, to the extent permitted under Section 10.07 of the Credit Agreement.

SECTION 6.05. Survival of Agreement. All representations and warranties made hereunder or other document delivered pursuant hereto or in connection herewith shall survive the execution and delivery hereof and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 6.06. Counterparts; Effectiveness; Successors and Assigns; Several Agreement. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by each Grantor (on its own behalf and on behalf of its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.

SECTION 6.09. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process. (a) The terms of Section 10.15 and 10.16 of the Credit Agreement with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.11. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 6.12. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between a provision of the Intercreditor Agreement and this Agreement that relates solely to the rights or obligations of, or relationships between, the First Lien Secured Parties and the Second Lien Secured Parties (as each such term is defined in the Intercreditor Agreement), the provisions of the Intercreditor Agreement shall control. So long as the Intercreditor Agreement is in effect, any requirement in this Agreement to deliver any Intercreditor Collateral (as such term is defined in the Intercreditor Agreement) to the Administrative Agent shall be satisfied by delivery of such Intercreditor Collateral to the First Collateral Agent (as defined in the Intercreditor Agreement).

SECTION 6.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Obligations and any Liens arising therefrom shall be automatically released when all the outstanding Obligations (in each case other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Outstanding Amount of L/C Obligations has been reduced to zero and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Grantor (other than Holdings and the Borrower) shall automatically be released from its obligations hereunder as provided in Section 9.11 of the Credit Agreement; provided that the Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale to another Grantor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.11 of the Credit Agreement, the security interest of such Grantor in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.13, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release, in each case in accordance with the terms of Section 9.11 of the Credit Agreement. Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Administrative Agent.

(e) Notwithstanding anything to the contrary set forth in this Agreement, each Cash Management Bank and each Hedge Bank by the acceptance of the benefits under this Agreement hereby acknowledge and agree that (i) the obligations of the Borrower or any Subsidiary under any Secured Hedge Agreement and the Cash Management Obligations shall be secured pursuant to this Agreement only to the extent that, and for so long as, the other Obligations are so secured and (ii) any release of Collateral effected in the manner permitted by this Agreement shall not require the consent of any Hedge Bank or Cash Management Bank.

SECTION 6.14. Additional Guarantors. Each Material Domestic Subsidiary of the Borrower that is required to enter in this Agreement as a Grantor pursuant to Section 6.11 of the Credit Agreement shall execute and deliver a Security Agreement Supplement and thereupon such Material Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of the Credit Agreement) and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Administrative Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, including endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

SECTION 6.16. General Authority of the Administrative Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LVB ACQUISITION, INC.,
as Holdings

By:	/s/ Stephen Ko
	Name:	Stephen Ko
	Title:	Co-President

BIOMET, INC.,
as the Borrower,

By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Chief Financial Officer

EACH OF THE GRANTORS LISTED ON ANNEX A HERETO,

By:	/s/ J. Pat Richardson
	Name:	J. Pat Richardson
	Title:	Treasurer

Signature Page for

Pledge and Security Agreement (Cash Flow)

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Mollie S. Canup
	Name:	Mollie S. Canup
	Title:	Vice President

Signature Page for

Pledge and Security Agreement (Cash Flow)

Annex A

List of Borrower Subsidiaries that are Grantors

1.	American OsteoMedix Corporation
2.	Biolectron, Inc.
3.	Biomet 3i, Inc.
4.	Biomet Biologics, Inc.
5.	Biomet Europe Ltd.
6.	Biomet Fair Lawn L.P.
7.	Biomet Holdings Ltd.
8.	Biomet International Ltd.
9.	Biomet Investment Corp.
10.	Biomet Leasing, Inc.
11.	Biomet Manufacturing Corporation
12.	Biomet Microfixation, Inc.
13.	Biomet Orthopedics, Inc.
14.	Biomet Sports Medicine, Inc.
15.	Biomet Travel, Inc.
16.	Blue Moon Diagnostics, Inc.
17.	Cross Medical Products, Inc.
18.	EBI Holdings, Inc.
19.	EBI, L.P.
20.	EBI Medical Systems, Inc.
21.	Electro-Biology, Inc.
22.	Florida Services Corporation
23.	Implant Innovations Holding Corporation
24.	Interpore Cross International, Inc.
25.	Interpore Orthopaedics, Inc.
26.	Interpore Spine Ltd.
27.	Kirschner Medical Corporation
28.	Meridew Medical, Inc.
29.	Thoramet, Inc.

A-1

SCHEDULE I

Pledged Equity

Issuer	Interest Issued (if not stock)	Owner	%age Owner- ship	Total Shares Pledged
Biomet, Inc.	1,000 common shares	LVB Acquisition, Inc.	100%	1,000
American OsteoMedix Corporation	100 Common Stock	Interpore Spine Ltd.	100%	100
Biolectron, Inc.	100 shares	EBI Holdings, Inc.	100%	100
Biomet 3i Australia Pty. Ltd.	100 shares	Implant Innovations Holding Corporation	100%	65
Biomet 3i Benelux Holdings N.V.		Implant Innovations Holding Corporation	99%	Not certificated
		Biomet 3i, Inc.	1%	Not certificated
Biomet 3i Canada, Inc.	100 shares	Implant Innovations Holding Corporation	100%	65
Biomet 3i do Brasil Ltda.		Implant Innovations Holding Corporation	100%	Not certificated
Biomet 3i Mexico, S.A. de C.V.	999 shares	Implant Innovations Holding Corporation	0.41%	650
	242,056 shares	Biomet 3i, Inc.	99.59%	157,338
	1 share	Biomet 3i, Inc	0.0004%	0
Biomet 3i Deutschland GmbH		Implant Innovations Holding Corporation	100%	Not certificated

SCH-2

Issuer	Interest Issued (if not stock)	Owner	%age Owner- ship	Total Shares Pledged
Biomet 3i France		Implant Innovations Holding Corporation	99.96%	Not certificated
		Biomet 3i, Inc.	0.04%	Not certificated
Biomet 3i Dental Iberica SL		Implant Innovations Holding Corporation	100%	Not certificated
Biomet 3i, Inc.	100 common stock	Implant Innovations Holding Corporation	100%	100
Biomet 3i Nordic AB	1000 shares	Biomet 3i, Inc.	100%	650
Biomet 3i Switzerland		Implant Innovations Holding Corporation	100%	Not certificated
Biomet 3i UK Limited	410,000 shares	Implant Innovations Holding Corporation	100%	266,500
Biomet Argentina S.A.	1,175,929 shares	Biomet International Ltd.	99.84%	765,557
	1850 shares	Biomet Holdings Ltd.	0.16%	0
Biomet Australia Pty Ltd.	1 share	Biomet Europe, Ltd.	100%	0.65
Biomet Biologics, Inc.	100 Common Shares	Biomet, Inc.	100%	100
Biomet Canada, Inc.	100 shares	Biomet, Inc.	100%	65
Biomet Chile S.A.*	100 shares	Biomet International Ltd.	81%	65
Biomet China Co., Ltd.	50 shares evidenced by Certificate representing $500,000 capital contribution	Biomet International Ltd.	100%	$325,000 of Certificate
Biomet Europe Ltd.	2,000 shares	Biomet, Inc.	100%	2,000
Biomet Fair Lawn L.P.	General Partnership	Kirschner Medical Corporation	99%	Not certificated
	Limited Partnership	EBI Holdings, Inc.	1%	Not certificated
Biomet Holdings Ltd.	100 shares	Biomet, Inc.	100%	100

SCH-3

Issuer	Interest Issued (if not stock)	Owner	%age Owner- ship	Total Shares Pledged
Biomet Insurance Ltd.	120,000 shares	Biomet Investment Corp.	100%	78,000
Biomet International Ltd.	100 shares	Biomet, Inc.	100%	100
Biomet Investment Corp.	1,190 shares	Biomet, Inc.	100%	1,190
Biomet Japan, Inc.	200 shares	Biomet International Ltd.	100%	130
Biomet Korea Co., Ltd.	98,771 shares	Biomet International Ltd.	100%	64,201
Biomet Leasing, Inc.	100 shares	Biomet, Inc.	100%	100
Biomet Luxembourg Sarl		Biomet Europe Ltd.	100%	Not certificated
Biomet Manufacturing Corporation	1,000 Common Shares	Biomet, Inc.	100%	1,000
Biomet Mexico, S.A. de C.V.	6,598 shares	Biomet International Ltd.	100%	4,289
Biomet Microfixation, Inc.	100 shares	Biomet, Inc.	100%	100
Biomet Orthopaedic Limited*	2,238,665 shares	Biomet International Ltd.	100%	1,455,133
Biomet Orthopedics, Inc.	100 shares	Biomet, Inc.	100%	100
Biomet Orthopedics Puerto Rico, Inc.	100 shares	Biomet International Ltd.	100%	65
Biomet Sports Medicine, Inc.	100 Common Shares	Biomet Investment Corp.	100%	100
Biomet Travel, Inc.	100 Common Shares	Biomet, Inc.	100%	100
Blue Moon Diagnostics, Inc.	100 Common Shares	Biomet Investment Corp.	100%	100

SCH-4

Issuer	Interest Issued (if not stock)	Owner	%age Owner- ship	Total Shares Pledged
Cross Medical Products, Inc.	100 Common Stock	Interpore Spine Ltd.	100%	100
Electro-Biology, Inc.	10 Common Stock	Biomet Investment Corp.	100%	10
EBI Holdings, Inc.	2,000 shares	Electro-Biology, Inc.	100%	2,000
EBI, L.P.	General Partnership	EBI Holdings, Inc.	1%	Not certificated
	Limited Partnership	EBI Medical Systems, Inc.	99%	Not certificated
EBI Medical Systems, Inc.	1,000 Common Stock	EBI Holdings, Inc.	100%	1,000
EBI Patient Care, Inc.	100 shares	Kirschner Medical Corporation	100%	65
Florida Services Corporation	82 Common Shares	Biomet 3i, Inc.	82%	82
	18 Common Shares	Biomet Microfixation, Inc.	18%	18
Implant Innovations Holding Corporation	100 Common Shares	Biomet, Inc.	100%	100
Interpore Cross International, Inc.	10,000 Common Stock	Interpore Spine Ltd.	100%	10,000
Interpore Orthopaedics, Inc.	100 Common Stock	Interpore Spine Ltd.	100%	100
Interpore Spine Ltd.	1,000 Common Stock	EBI Holdings, Inc.	100%	1,000
Kirschner Medical Corporation	1,000 Common Shares	EBI Holdings, Inc.	100%	1,000
Meridew Medical, Inc.	100 Common Shares	Biomet, Inc.	100%	100
Ortopedica Biomet Costa Rica*	16 shares	Biomet International Ltd.	90%	10

SCH-5

Issuer	Interest Issued (if not stock)	Owner	%age Owner- ship	Total Shares Pledged
Thoramet, Inc.	100 Common Shares	Biomet, Inc.	100%	100
Zhejiang Biomet Medical Products Co. Ltd.*	150 shares	Biomet International Ltd.	30%	150
	350 shares	Biomet Luxembourg Sarl[1]	70%	0

* - To be delivered post-closing.

[1]	Not a Pledgor.

SCH-6

Pledged Debt

Grantor	Loan	Debtor	Balance at 5/31/2007	Evidenced by promissory note?
Biomet Investment Corp.	$37,001,636	Biolectron, Inc.	$29,692,630	Yes

I	A global note evidencing intercompany debt owed by a Grantor to a Grantor.
II.	A global note evidencing intercompany debt owed by a Non-Loan Party to a Grantor.

SCH-7

SCHEDULE II

Commercial Tort Claims

The following list includes all commercial tort claims of each Grantor, with a value in excess of $10,000,000 and for which such Grantor has filed a complaint in a court of competent jurisdiction:

NONE.

SCH-8

EXHIBIT I TO THE

SECURITY AGREEMENT

SUPPLEMENT NO.              dated as of [    ], to the Pledge and Security Agreement dated as of September 25, 2007 among LVB ACQUISITION, INC. (“Holdings”), BIOMET, INC. (the “Borrower”), certain Subsidiaries of Borrower from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties.

A. Reference is made to the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services. Section 6.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce (x) the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services and as consideration for (x) Loans previously made and Letters of Credit previously issued, (y) Secured Hedge Agreements previously entered into and/or maintained and (z) Cash Management Services previously provided.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

EXHIBIT I-1

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signatures on following page]

EXHIBIT I-2

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name: Title:

Jurisdiction of Formation: Address Of Chief Executive Office:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title:

EXHIBIT I-3

SCHEDULE I

TO SUPPLEMENT NO        TO THE

SECURITY AGREEMENT

LOCATION OF COLLATERAL

Description	Location

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

SCHEDULE I-1

EXHIBIT II to

Pledge & Security Agreement

FORM OF

PERFECTION CERTIFICATE

FORM OF

PERFECTION CERTIFICATE

Dated: [                ]

Reference is made to (a) the Cash Flow Credit Agreement, dated as of September 25, 2007, among Biomet, Inc., an Indiana corporation (the “Borrower”), LVB Acquisition, Inc., a Delaware corporation (“Holdings”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), and each lender from time to time party thereto, (b) the ABL Credit Agreement, dated as of September 25, 2007, among the Borrower, the Subsidiary Borrowers party thereto, Holdings, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party hereto, (c) the Pledge and Security Agreement, dated as of September 25, 2007, (the “Cash Flow Security Agreement”), by and among Holdings, the Borrower, the Administrative Agent, and each of the subsidiaries of the Borrower party thereto and (d) the Pledge and Security Agreement, dated as of September 25, 2007, (the “ABL Security Agreement”), by and among Holdings, the Parent Borrower, the Administrative Agent, and each of the subsidiaries of the Borrower party thereto. Capitalized terms used but not defined herein have the meanings assigned in the Cash Flow Credit Agreement, the ABL Credit Agreement, the Cash Flow Security Agreement or the ABL Security Agreement, as applicable.

The undersigned, an Authorized Officer of the Borrower, hereby certifies to the Administrative Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of Holdings and each of its U.S. subsidiaries (each a “Grantor”), as such name appears in its respective Organization Documents, is as follows:

Exact Legal Name of Each Grantor
1.
2.

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

Grantor	Other Legal Name(s) in Past 5 Years	Date of Change[2]

[2]	Some prior names may be due to other entities merging into current Grantor.

1

(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Grantor	Other Names

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of organization of each Grantor that is a registered organization:

	Grantor	Organizational ID Number
1.
2.

(f) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

	Grantor	Federal Taxpayer ID Number
1.
2.

2. Current Locations. (a) the chief executive office or principal office of each Grantor is located at the address set forth opposite its name below:

	Grantor	Location
1.
2.

(b) The jurisdiction of organization of each Grantor that is a registered organization is set forth opposite its name below:

	Grantor	Jurisdiction
1.
2.

2

Except as indicated above, no Grantor has changed its jurisdiction of organization at any time in the past four months.

(c) Set forth below opposite the name of each Grantor are all the domestic locations not identified above where such Grantor maintains any Equipment or other tangible Collateral in excess of $1,000,000 fair market value in the aggregate for such location:

	Grantor	Property Address	County, State
1.
2.

(d) Set forth in Schedule 2(d) is a list of all domestic (excluding Puerto Rico) real property owned, leased or otherwise held by each Grantor, in which the estimated average fair market value of the owned real property exceeds $10,000,000. Schedule 2(d) states (i) the common name of the Grantor that owns or leases said property, (ii) the street address for each property, (iii) estimated fair market value of inventory, equipment and other personal property located on the property from time to time if leased, (iv) the landlord or owner, (v) a description of the lease or other documents evidencing the Grantor’s interest therein, (vi) the legal description of the real property, (vii) whether the real property is encumbered by a mortgage, and (viii) the filing offices for any mortgages.

(e) Set forth below opposite the name of each Grantor are all the domestic places of business if any, of such Grantor not identified in paragraphs (a), (b), (c) and (d) above:

	Grantor	Property Address	County, State
1.
2.

a.	Set forth below opposite the name of each Grantor are the names and addresses of the United States Persons other than such Grantor that have possession of any material Collateral consisting of instruments, chattel paper, inventory or equipment of such Grantor, including such Persons in possession of Collateral in excess of $5,000,000 for each such Person:

	Distributor / Bailee	Mailing Address	County, State
[Name of Grantor]
1.
2.

3. No Unusual Transactions. Except as otherwise disclosed on Schedule 3 hereto, all Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business from a person in the business of selling goods of that kind.

3

4. File Search Reports. File search reports have been obtained from (A) each Uniform Commercial Code filing office (i) in each jurisdiction identified with respect to such Grantor in Section 2 hereof with respect to each legal name described in Section 1 and (ii) in each U.S. jurisdiction, to the extent known, relating to the transactions disclosed on Schedule 3 with respect to each legal name of the person or entity from which each Grantor purchased or otherwise acquired any of the Collateral, and (B) each filing office in each applicable U.S. jurisdiction of each Grantor in respect of judgment and tax liens, and such search reports reflect either (i) no liens against any of the Collateral other than those permitted under the Cash Flow Credit Agreement or ABL Credit Agreement or (ii) any liens reported in such lien searches that are not permitted under the Cash Flow Credit Agreement or ABL Credit Agreement have subsequently been or will be terminated or released prior to the date hereof.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 including the indications of the Collateral hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the Collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above and the filings described in Schedule 12(A), each filing and the filing office in which such filing is to be made. No other filings, recordings or registration are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent in the Article 9 Collateral, as defined in and pursuant to the Cash Flow Security Agreement, or the Collateral, as defined in and pursuant to the ABL Security Agreement.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of each Grantor and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of Holdings, the Borrower or any Grantor that represents 50% or more of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all (a) promissory notes, instruments, tangible chattel paper, electronic chattel paper and other evidence of indebtedness (other than checks to be deposited in the ordinary course of business and other than intercompany indebtedness) held by Holdings, the Borrower and each Subsidiary that are required to be pledged under the Cash Flow Security Agreement3 in excess of $10,000,000 in aggregate principal amount, and (b) all intercompany notes between Holdings and each Subsidiary of Holdings or each Subsidiary of Holdings and each other such Subsidiary in excess of $20,000,000 in aggregate principal amount.

9. Deposit Accounts and Securities Accounts. Attached hereto as Schedule 9 is a true and correct list of deposit accounts, brokerage accounts or securities investment accounts maintained by each Grantor, including the name and address of the depository institution, the type of account, and the account number.

[3]	No such debt instruments are required to be pledged under the ABL Security Agreement.

4

10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances in respect of Indebtedness made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower in excess of $10,000,000 in aggregate principal amount (other than those already identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Administrative Agent under the Cash Flow Security Agreement,4 and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor in excess of $25,000,000 in the aggregate, except in each case (a) and (b), those advances expected to be settled or paid within 60 days in the normal course of business.

11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to any owned property listed in 2(d) above that is mortgaged, (a) the exact name of the Person that owns such property as such name appears in its Organization Document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein.

12. Intellectual Property. Attached hereto as Schedule 12(A) is a true and correct list of all of each Grantor’s material (i) U.S. patents and patent applications, (ii) trademark registrations and applications for registration, (iii) copyright registrations and applications for registration (in each case of (i), (ii) and (iii) filed with or subject to the United States Patent and Trademark Office or the United States Copyright Office, as applicable) and (iv) domain names (collectively, the “Registered Intellectual Property”), in each case owned by a Grantor in its own name as of the date hereof, indicating for each such item, as applicable, the application and/or registration number, date and jurisdiction of filing and/or issuance, and the identity of the current applicant or registered owner.

Attached hereto as Schedule 12(B) is a true and correct list of all of each Grantor’s material Intellectual Property agreements (other than licenses of commercially available off-the-shelf software) in which a Grantor is, as of the date hereof, the exclusive licensee of any United States patent, patent application, trademark registration or application for registration, copyright registration or application for registration (collectively, the “Exclusive IP Agreements”).

13. Commercial Tort Claims. Attached hereto as Schedule 13 is a true and correct list of commercial tort claims in excess of $25,000,000 held by any Grantor for which a complaint has been filed in a court of competent jurisdiction, including a brief description thereof.

14. Letter-of-Credit Rights. Attached hereto as Schedule 14 is a true and correct list of all Letters of Credit in excess of $10,000,000 issued in favor of each Grantor, as beneficiary thereunder.

[4]	No such promissory notes are required to be pledged under the ABL Security Agreement.

5

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the date first above written.

BIOMET, INC.,

By:
Name:
Title: Chief Financial Officer

Perfection Certificate

SCHEDULE 1

Changes in Identity or Corporate Structure Within Past Five Years

[Provide brief description]

S-1

SCHEDULE 2(d)

Entry of Record	Common Name and Address	Owned / Leased or Other Interest	Purpose / Use	Square Footage	Fair Market Value	Legal Description/ Description of Lease	Filing Office for Mortgage (if mortgaged)

S-1

SCHEDULE 3

Assets Acquired Outside the Ordinary Course of Business in the Past 5 Years

[Provide brief description]

SCHEDULE 5

UCC Financing Statements

[See attached]

3

SCHEDULE 6

UCC Filings and Filing Offices

(for security interests under both Cash Flow Security Agreement and ABL Security Agreement)

Jurisdiction	Grantors
Indiana
California
Delaware
Florida
[other]

Intellectual Property Filings and Filing Offices

(Only for security interests in Intellectual Property granted pursuant to the Cash Flow Security Agreement)

Jurisdiction	Grantor[5]
United States Patent & Trademark Office
United States Copyright Office

[5]

All Grantors under the Cash Flow Security Agreement will execute short-form IP Security Agreements, as all Grantors are party thereto; however, only those Grantors listed on this table have Patents, Trademarks or Copyrights registered with the USPTO or UCSO as of the date of this Perfection Certificate.

4

SCHEDULE 7

Stock Ownership and Other Equity Interests6

Issuer	Interest Issued	Owner	Percentage Ownership	Shares Pledged	Certificated

[6]	Excludes LVB Acquisition, Inc., which is held by Sponsors and certain other individuals.

5

Equity Investments of 50% or More of Equity Interests of Issuer

Issuer	Interest Issued (if not stock)	Record and Beneficial Owner	Total Shares Outstanding	Voting or Non- Voting Interests?	Total Shares Pledged	%age Owner-ship	Certificated

6

SCHEDULE 8

Debt Instruments*

Indebtedness Summary

List of all promissory notes and other evidence of indebtedness in excess of $20 million USD in aggregate principal amount as at the date indicated.

The debt instruments listed below are assets of the Grantor listed (debt that is owed to such Grantor).

Grantor	Loan	Debtor	Balance at [Date]	Evidenced by promissory note?

The following is a list of other intercompany indebtedness in excess of $20 million USD in aggregate principal amount as at the date indicated.

Grantor	Loan	Debtor	Balance at [Date]	Evidenced by promissory note?

*	This schedule does not include the two global intercompany notes representing all intercompany indebtedness between Credit Parties, and between Credit Parties and Non-Loan Parties, to be pledged to the Lenders.

7

SCHEDULE 9

Deposit Accounts

Depository	Address	ABA #	Account #	Grantor

Securities Investment Accounts

Securities Intermediary	Address	ABA #	Account #	Grantor

8

SCHEDULE 10

Advances

Grantor	Debtor	Amount of Advance

9

SCHEDULE 11

Mortgage Filings

Record Owner Pre-Closing	Record Owner Post-Closing	Property Address	Filing Jurisdictions

10

SCHEDULE 12

Schedule 12A – Intellectual Property

Patents

Biomet Entity	Filing Date	Application No.	Patent No.	Issue Date

Trademarks

Mark	Application No.	Filing Date	Reg. No.	Reg. Date	Biomet Entity

Schedule 12B – Exclusive IP Agreements

Matter No.	Party Name	Biomet Party	Patents/Applications

11

SCHEDULE 13

Commercial Tort Claims

[Provide brief description]

12

SCHEDULE 14

Letter-of-Credit Rights

Issuer	Beneficiary	Amount	Issue Date	Expiry Date

13

Exhibit III

FORM OF

PATENT SECURITY AGREEMENT

(SHORT-FORM)

PATENT SECURITY AGREEMENT, dated as of September 25, 2007, among LVB ACQUISITION, INC. (“Holdings”), BIOMET, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

All letters Patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters Patent of the United States or the equivalent thereof in any other country in or to which any Grantor now or hereafter has any right, title or interest therein, including registrations, recordings and pending applications in the USPTO or any similar offices in any other country, and all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof.

1

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Obligations. This Patent Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Patent Collateral consisting of U.S. Patent registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LVB ACQUISITION, INC., as Holdings

By:
	Name:	Stephen Ko
Title:

BIOMET, INC., as the Borrower,

By:
	Name:	Daniel P. Florin
	Title:	Chief Financial Officer

EACH OF THE CREDIT PARTIES LISTED ON ANNEX A HERETO,

By:
	Name:	J. Pat Richardson
	Title:	Treasurer

Signature Page for

Patent Security Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Signature Page for

Patent Security Agreement

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	American OsteoMedix Corporation
2.	Biolectron, Inc.
3.	Biomet 3i, Inc.
4.	Biomet Biologics, Inc.
5.	Biomet Europe Ltd.
6.	Biomet Fair Lawn L.P.
7.	Biomet Holdings Ltd.
8.	Biomet International Ltd.
9.	Biomet Investment Corp.
10.	Biomet Leasing, Inc.
11.	Biomet Manufacturing Corporation
12.	Biomet Microfixation, Inc.
13.	Biomet Orthopedics, Inc.
14.	Biomet Sports Medicine, Inc.
15.	Biomet Travel, Inc.
16.	Blue Moon Diagnostics, Inc.
17.	Cross Medical Products, Inc.
18.	EBI Holdings, Inc.
19.	EBI, L.P.
20.	EBI Medical Systems, Inc.
21.	Electro-Biology, Inc.
22.	Florida Services Corporation
23.	Implant Innovations Holding Corporation
24.	Interpore Cross International, Inc.
25.	Interpore Orthopaedics, Inc.
26.	Interpore Spine Ltd.
27.	Kirschner Medical Corporation
28.	Meridew Medical, Inc.
29.	Thoramet, Inc.

A-1

Schedule I

Short Particulars of U.S. Patent Collateral

Exhibit IV

FORM OF

TRADEMARK SECURITY AGREEMENT

(SHORT-FORM)

TRADEMARK SECURITY AGREEMENT, dated as of September 25, 2007, among LVB ACQUISITION, INC. (“Holdings”), BIOMET, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names, other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor, and (b) all goodwill connected with the use of and symbolized thereby.

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Obligations. This Trademark Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

1

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Trademark Collateral consisting of U.S. Trademark registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LVB ACQUISITION, INC., as Holdings

By:
	Name:	Stephen Ko
Title:

BIOMET, INC., as the Borrower,

By:
	Name:	Daniel P. Florin
	Title:	Chief Financial Officer

EACH OF THE CREDIT PARTIES LISTED ON ANNEX A HERETO,

By:
	Name:	J. Pat Richardson
	Title:	Treasurer

Signature Page for

Trademark Security Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Signature Page for

Trademark Security Agreement

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	American OsteoMedix Corporation
2.	Biolectron, Inc.
3.	Biomet 3i, Inc.
4.	Biomet Biologics, Inc.
5.	Biomet Europe Ltd.
6.	Biomet Fair Lawn L.P.
7.	Biomet Holdings Ltd.
8.	Biomet International Ltd.
9.	Biomet Investment Corp.
10.	Biomet Leasing, Inc.
11.	Biomet Manufacturing Corporation
12.	Biomet Microfixation, Inc.
13.	Biomet Orthopedics, Inc.
14.	Biomet Sports Medicine, Inc.
15.	Biomet Travel, Inc.
16.	Blue Moon Diagnostics, Inc.
17.	Cross Medical Products, Inc.
18.	EBI Holdings, Inc.
19.	EBI, L.P.
20.	EBI Medical Systems, Inc.
21.	Electro-Biology, Inc.
22.	Florida Services Corporation
23.	Implant Innovations Holding Corporation
24.	Interpore Cross International, Inc.
25.	Interpore Orthopaedics, Inc.
26.	Interpore Spine Ltd.
27.	Kirschner Medical Corporation
28.	Meridew Medical, Inc.
29.	Thoramet, Inc.

Schedule I to

Trademark Security Agreement Supplement

UNITED STATES Trademarks, Service Marks and Trademark Applications

Grantor	Trademark or Service Mark	Date Granted	Registration No. and Jurisdiction

Grantor	Trademark or Service Mark Application	Date Filed	Application No. and Jurisdiction

Signature Page for

Trademark Security Agreement

Exhibit V

FORM OF

COPYRIGHT SECURITY AGREEMENT

(SHORT-FORM)

COPYRIGHT SECURITY AGREEMENT, dated as of September 25, 2007, among LVB ACQUISITION, INC. (“Holdings”), BIOMET, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.

1

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Obligations. This Copyright Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Copyright Collateral consisting of U.S. Copyright registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LVB ACQUISITION, INC., as Holdings

By:
	Name:	Stephen Ko
Title:

BIOMET, INC., as the Borrower,

By:
	Name:	Daniel P. Florin
	Title:	Chief Financial Officer

EACH OF THE CREDIT PARTIES LISTED ON ANNEX A HERETO,

By:
	Name:	J. Pat Richardson
	Title:	Treasurer

Signature Page for

Copyright Security Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Signature Page for

Copyright Security Agreement

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	American OsteoMedix Corporation
2.	Biolectron, Inc.
3.	Biomet 3i, Inc.
4.	Biomet Biologics, Inc.
5.	Biomet Europe Ltd.
6.	Biomet Fair Lawn L.P.
7.	Biomet Holdings Ltd.
8.	Biomet International Ltd.
9.	Biomet Investment Corp.
10.	Biomet Leasing, Inc.
11.	Biomet Manufacturing Corporation
12.	Biomet Microfixation, Inc.
13.	Biomet Orthopedics, Inc.
14.	Biomet Sports Medicine, Inc.
15.	Biomet Travel, Inc.
16.	Blue Moon Diagnostics, Inc.
17.	Cross Medical Products, Inc.
18.	EBI Holdings, Inc.
19.	EBI, L.P.
20.	EBI Medical Systems, Inc.
21.	Electro-Biology, Inc.
22.	Florida Services Corporation
23.	Implant Innovations Holding Corporation
24.	Interpore Cross International, Inc.
25.	Interpore Orthopaedics, Inc.
26.	Interpore Spine Ltd.
27.	Kirschner Medical Corporation
28.	Meridew Medical, Inc.
29.	Thoramet, Inc.

1

Schedule I

Short Particulars of U.S. Copyright Collateral